Exhibit 10.64

AMENDMENT NO. 2 TO LINE OF CREDIT AGREEMENT

This Amendment No. 2 to Line of Credit Agreement (the “Amendment”), dated as of February 24, 2016, is made by and between IONIS PHARMACEUTICALS, INC., f/k/a ISIS PHARMACEUTICALS, INC. (the “Borrower”), and MORGAN STANLEY PRIVATE BANK, NATIONAL ASSOCIATION, a national banking association (the “Lender”).

RECITALS

A.  The Lender and the Borrower entered into that certain Line of Credit Agreement dated as of June 16, 2015 (as amended, restated, supplemented or otherwise modified on or prior to the date hereof, the “Agreement”).

B.  The Lender and the Borrower desire to amend the Loan Documents as set forth in this Amendment.

AGREEMENT

1.            Definitions.  Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2.            Amendments to Agreement.

(a)	The Line of Credit Commitment section in the Basic Terms of the Agreement is hereby amended and restated as follows:

“A maximum amount of $30,000,000.00, subject to adjustment as set forth under the definition of “Commitment” on Schedule I hereto.”

(b)	Section 5.03(a) of the Agreement is hereby amended and restated as follows:

“(a)           Leverage Ratio.  Not permit the ratio of Funded Debt to Tangible Net Worth to exceed 5.00 to 1.00 at any time, measured on a quarterly basis.”

(c)	Section 5.03(c) of the Agreement is hereby amended and restated as follows:

“(c)           Unencumbered Liquid Assets.  Maintain at all times in an account at Lender or its Affiliates a minimum of $30,000,000.00 of Unencumbered Liquid Assets.”

(d)	The defined term “Commitment” in Schedule I of the Agreement is hereby amended and restated as follows:

““Commitment” means the obligation of the Lender to make Advances to the Borrower in an amount up to the lesser of (i) $30,000,000.00 or (ii) an amount equal to the sum of the amounts obtained by multiplying the aggregate Market Value of each type of Collateral in the Securities Account set forth in Column A of Exhibit A hereto times the corresponding percentage specified in Column B of Exhibit A hereto with respect to each such type of Collateral in the Securities Account, all on the terms and conditions set forth in this Agreement.”

(e)	The defined term “Total Unsubordinated Liabilities” is deleted in its entirety from Schedule I of the Agreement.

(f)	The following defined term is added to Schedule I of the Agreement in the appropriate alphabetical order:

““Funded Debt” means all Debt, excluding (a) accounts payable, (b) accrued compensation incurred in the ordinary course of business, (c) accrued trade (or similar) liabilities incurred in the ordinary course of business, (d) other accruals incurred in the ordinary course of business, and (e) deferred revenues.”

3.            Representations and Warranties.  When the Borrower signs this Amendment, the Borrower represents and warrants to the Lender that:  (a) no event has occurred and is continuing that constitutes a Default under the Agreement except those events, if any, that have been disclosed in writing to the Lender or waived in writing by the Lender, (b) the representations and warranties in the Agreement are correct in all material respects as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

4.            Effect of Amendment.  Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

5.            Electronic Signature; Counterparts.  This Amendment may be executed and delivered by electronic signature and in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

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The parties executed this Amendment as of the date stated at the beginning of this Amendment, intending to create an instrument executed under seal.

LENDER:		BORROWER:

MORGAN STANLEY PRIVATE BANK, NATIONAL ASSOCIATION		IONIS PHARMACEUTICALS, INC.

By:	/s/ Mark Reardon	By:	/s/ Elizabeth L. Hougen
Name: Mark Reardon		Name: Elizabeth L. Hougen
Title: Authorized Signatory		Title: SVP, Finance and CFO

Amendment No. 2 to Line of Credit Agreement